FOR IMMEDIATE RELEASE

RidgeStone Financial Services, Inc.
13925 W. North Avenue
Brookfield, Wisconsin 53005
Telephone: (262) 789-1011
Contact: Paul E. Menzel, Chief Executive Officer

CHRISTINE V. LAKE APPOINTED PRESIDENT AND CHIEF OPERATING OFFICER OF
RIDGESTONE FINANCIAL SERVICES, INC. AND RIDGESTONE BANK

Brookfield, Wisconsin, December 23, 2003 – RidgeStone Financial Services, Inc. (OTC: RFSV) announced today that its Board of Directors has appointed Christine V. Lake as its new President and Chief Operating Officer. Paul E. Menzel will continue as Chairman of the Board and Chief Executive Officer.

Ms. Lake has over30 years of experience in the banking industry, serving as Executive Vice President of RidgeStone Financial Services, Inc. since April 2002, and Vice President from the company’s formation in 1995 through April 2002.

Mr. Menzel stated, “Chris has been instrumental in guiding our progress over the past eight years, and we are very pleased that she will be taking on a greater role in the day-to-day management of the bank. We owe a great deal of our success to Chris’ efforts, from the critical role she played in our formation through her recent leadership in implementing our “balanced scorecard” approach to strategic management. With her action-oriented leadership style and her knowledge of our culture and customer base, combined with her years of experience in the banking industry, we are confident that Chris will be a strong and effective leader of our company.”

Ms. Lake said, “I am pleased and excited to be given the opportunity to lead a great team of banking professionals. I am proud of our accomplishments to date, and intend to continue our emphasis on providing quality products and excellent service to enhance the banking experience for our customers. I look forward to the bank’s continued growth.”

Prior to RidgeStone’s formation, Ms. Lake served in a variety of banking positions, including commercial and mortgage lending, business banking and marketing. Most recently, she served as Vice President of M&I Wauwatosa State Bank from 1991 to 1994 with responsibilities for management of the Consumer Banking Division, and Vice President of M&I Marshall & Ilsley Bank in Retail Administration from 1994 to 1995. Ms. Lake has been a national speaker on bank marketing and sales-related topics.

Ms. Lake will also serve as President and Chief Operating Officer of RidgeStone Bank, the wholly owned bank subsidiary of RidgeStone Financial Services, Inc.

RidgeStone Financial Services, Inc. is a bank holding company in Brookfield, Wisconsin. The Company is the parent company of RidgeStone Bank, a community bank with two locations. The Company’s stock is traded in the over-the-counter market and quoted on the OTC Bulletin Board under the symbol RFSV.

Note Regarding Forward-Looking Statements

Certain matters discussed in this press release are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the context of the statement will include words such as the Company “believes,”“anticipates,” “expects,” or other words of similar import. Similarly, statements that describe the Company’s future plans, objectives, goals, and performance or operating expectations are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those contemplated in the forward-looking statements. Such risks include, among others: interest rate trends, the general economic climate in the Company’s market area, loan delinquency rates, and legislative enactments or regulatory

FOR IMMEDIATE RELEASE

RidgeStone Financial Services, Inc.
13925 W. North Avenue
Brookfield, Wisconsin 53005
Telephone: (262) 789-1011
Contact: Paul E. Menzel, Chief Executive Officer

changes which adversely affect the business of the Company and/or RidgeStone Bank. Shareholders, potential investors and other readers are urged to consider these factors in evaluating the forward-looking statements. The forward-looking statements included herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.